2nd Quarter Earnings July 17, 2026 Exhibit 99.3

Second Quarter Overview

Continue to deliver consistent, sustainable long-term performance

GENERATING Consistent Sustainable Long-term Performance

Key Performance Metrics

	2Q26 Reported	2Q26 Adjusted[1]
Net Income Available to Common Shareholders	$549M	$583M
Diluted Earnings Per Share	$0.64	$0.68
Total Revenue	$1,907M	$1,947M
Non-Interest Expense	$1,121M	$1,116M
Pre-Tax Pre-Provision Income[1]	$786M	$831M
Efficiency Ratio	58.3%	56.9%
Net-Charge Offs / Avg Loans	0.42%	0.42%
Return on Average Tangible Common Equity[1]	19.01%	20.18%

Highlights

- Proven history of consistently generating top-quartile returns in our peer group[2]
- Delivering continued momentum across core businesses, including a record quarter in Wealth Management
- Benefiting from healthy business activity and stable consumer financial conditions across our footprint
- Advancing digital leadership and technology modernization through:
  - #1 JD Power ranking in Customer Satisfaction for Regional Bank Websites[3]
  - #2 JD Power ranking in Customer Satisfaction with Mobile Banking Apps among Regional Banks[3]
  - Successful deployment of our new commercial lending platform
- Expanding capital markets capabilities and long-term growth opportunities through the July 1, 2026 acquisition of The Frazer Lanier Company

(1) Non-GAAP, see appendix for reconciliation. In certain instances no adjustments have been made and the resulting "adjusted" figure is therefore equal to the reported amount and no reconciliation has been provided. (2) Peers include CFG, FCNCA, FHN, FITB, HBAN, HWC, KEY, MTB, PNC, SSB, TFC, USB, ZION. (3) JD Power 2020-2022, and 2024-2026 (tied in 2026) U.S. Banking Online Satisfaction Studies; among banks with $60B to $199B in deposits and 200+ branches, which measures customer satisfaction with financial institutions' website experience for banking account management. Visit jdpower.com/awards for more details

REGIONS | 2

3 QoQ Highlights & Outlook • Avg loans increased 2%, while ending loans grew 1% • Avg business loans increased 4%, while avg consumer loans remained relatively stable • Broad-based C&I lending drove growth, led by power & utilities, manufacturing, government & public sector, and retail trade; over half of new production was investment grade • Line utilization increased to 33.5%, up 100bps linked quarter, while growth also reflected new client acquisition and expanded relationships with existing customers • Client sentiment remains constructive, with pipelines and commitments up 15% and 7% YoY • Continue to expect FY26 avg loan balances to be up low single digits compared to FY25 $96.7 $97.9 $99.2 $63.8 $65.7 $67.2 $32.9 $32.2 $32.0 2Q25 1Q26 2Q26 $96.1 $96.4 $98.7 $63.2 $64.0 $66.6 $32.9 $32.4 $32.1 2Q25 1Q26 2Q26 Average Loans & Leases ($ in billions) Business LoansConsumer Loans Ending Loans & Leases ($ in billions) Loans Poised for continued growth

Deposits

Disciplined deposit growth supported by a strong franchise

GENERATING **Consistent Sustainable Long-term Performance**

Average Deposits by Segment

($ in billions)



$129.4
$3.0
$7.3
$39.2
1.39%
$79.9
2Q25
$130.2
$2.1
$7.8
$40.7
1.20%
$79.6
1Q26
$130.7
$2.4
$7.6
$40.1
1.18%
$80.6
2Q26

Ending Deposits by Segment

($ in billions)



$130.9
$3.4
$7.4
$40.1
$80.0
2Q25
$131.9
$2.3
$7.8
$40.6
$81.2
1Q26
$130.7
$2.3
$7.4
$40.0
$81.0
2Q26
Consumer Bank
Wealth Mgt
Corporate Bank
Other(1)
Total Deposit Costs(2)

QoQ Highlights & Outlook

- Avg deposits increased modestly, while ending balances decreased 1%, reflecting seasonal tax-related flows
- Consumer deposits continued to perform well, with checking balance growth helping offset modest declines in corporate and wealth deposits
- Deposit costs remained controlled as avg balances grew, supported by a strong franchise and disciplined pricing
- Intentional mix shift from CDs into money market accounts continued across consumer and wealth segments
- NIB mix remained stable in the low 30% range
- Continue to expect FY26 avg balances to be up low single digits compared to FY25

(1) Other deposits represent non-customer balances primarily consisting of wholesale funding (for example, Eurodollar trade deposits, selected deposits and brokered time deposits). (2) IB deposit costs were 1.69%, 1.72%, and 1.99% in 2Q26, 1Q26, and 2Q25, respectively.

REGIONS | 4

NII & Margin Performance

Well protected margin with NII growth from balance sheet repricing and expansion

GENERATING Consistent Sustainable Long-term Performance

FTE NII and NIM ($ in millions)



$1,271
$1,261
$1,291
3.65%
3.67%
3.66%
2Q25
1Q26
2Q26
NII
NIM

NII Attribution ($ in millions)



$1,248
$1,277
1Q26
Loan Balances
Deposit Cost/Mix
Fixed Asset Turnover(1)
Securities Reposition
Days
Other(2)
2Q26

	Loan Balances	Deposit Cost/Mix	Fixed Asset Turnover[1]	Securities Reposition	Days	Other[2]	2Q26
NII	+$7M	+$7M	+$6M	+$5M	+$6M	-$2M	+$29M
NIM	-4bps	+2bps	+2bps	+1bp	-2bps	—	-1bp

2Q NII and NIM Drivers

NII increased 2% QoQ; NIM decreased 1bp to 3.66%

- Strong, broad-based loan growth
- New production fixed-rate asset yields continue to benefit from elevated long-term interest rates
  - Securities repositioning completed at the beginning of 2Q
- Disciplined deposit and funding cost management
  - 2Q interest-bearing deposit cost[3] **-3bps** QoQ
  - 2Q cycle-to-date interest-bearing beta[4] = **37%**
- While loan growth and day-count support NII expansion, they negatively impact NIM

(1) Fixed rate asset turnover includes the benefits of loan and securities production at higher market rates than maturities. (2) Other mostly from small offsetting items including loan/lease accrual adjustments, negative credit interest reversals, the mid-quarter debt issuance cost, and other miscellaneous items. (3) Measuring quarterly average costs from 1Q26 to 2Q26. (4) Using a starting point of 3Q24 interest-bearing deposit costs and peak Fed Funds of 5.50%.

REGIONS | 5

2026 NII[1] Expected Range and Assumptions

NII expected to grow in 2026 under a wide range of possible outcomes

GENERATING Consistent Sustainable Long-term Performance

Expectation: Full-year 2026 NII to grow between 2.5 – 4%, with fixed-rate asset turnover, funding cost management, and loan growth as the primary drivers

- 3Q26 NII expected to increase ~2% vs 2Q26, from balance sheet growth, fixed-rate asset turnover, hedging rate increase, and day count
- 3Q26 NIM expected to be stable to modestly higher vs 2Q26, exiting the year at approximately 3.70%



Net Interest Income Trend ($M)
Continuation of long-term growth trajectory after post-pandemic normalization
$5,000
$4,000
$3,000
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
NII
2026 NII Guidance Range

+4% Upper End

- Higher long-term interest rates / steeper yield curve (10-year above 4.75%); widening asset spreads
- Accelerating loan and/or deposit balance growth
- Interest-bearing deposit costs outperform mid-30%s beta; increasing non-interest bearing deposit mix

Current Outlook

- Mostly stable yield curve: range-bound long-term rates (10-year 4.00% to 4.75%)[2]
- Full year average loan balances up low single digits and deposit balances up low single digits
- Mid-30%s interest-bearing deposit beta; Non-interest-bearing deposit mix stable in the low-30%s

+2.5% Lower End

- Lower long-term interest rates / flatter yield curve (10-year below 4.00%); tightening asset spreads
- Declining loan and/or deposit balances
- Interest-bearing deposit costs underperform mid-30%s beta; decreasing non-interest-bearing deposit mix

(1) NII represents non-FTE Net Interest Income. (2) Importantly, "neutral" position to short-term market rate movements reduces the importance of near-term FOMC decisions on NII performance.

REGIONS | 6

Non-Interest Income

GENERATING Consistent Sustainable Long-term Performance

Non-Interest Income
($ in millions)


$646
$625
$630
2Q25
1Q26
2Q26

Adj. Non-Interest Income[1]
($ in millions)


$646
$625
$670
2Q25
1Q26
2Q26

($ in millions)		Change vs	
	2Q26	1Q26	2Q25
Service Charges – Consumer[2]	$100	4.2%	11.1%
Service Charges – Corporate[3]	$66	—%	10.0%
Wealth Management Income	150	6.4%	12.8%
Card and ATM Fees	126	7.7%	0.8%
Capital Markets (Ex CVA/DVA)	86	3.6%	1.2%
Mortgage Income	33	3.1%	(31.3)%
Other	35	(2.8)%	(7.9)%

QoQ Highlights & Outlook

- NIR increased 1% on a reported basis and 7% on an adjusted[1] basis
- Wealth Management income increased 6% and delivered another record quarter (5th in the last 6 quarters), reflecting strong production and favorable market conditions
- Card and ATM fees increased 8%, driven by seasonally higher transaction volumes
- Capital Markets (Ex CVA) increased 4%, driven by improvements in loan syndications, M&A advisory fees, and real estate capital markets, partially offset by lower commercial swap income; Expect quarterly revenue in the $90 – $105M range, trending toward the lower end in 3Q amid market volatility and elevated rates, with momentum building thereafter
- Continue to expect FY26 adjusted non-interest income to grow 3 – 5% vs FY25[4]; Based on 1H26 performance, expect to trend toward lower end of the range

(1) Non-GAAP; see appendix for reconciliation. (2) Consumer overdrafts typically represent approximately half of these amounts each quarter. (3) The majority of these amounts relate to Treasury Management (TM) activities and typically represent approximately two-thirds of total TM revenue each quarter. (4) See appendix for further information on the forward-looking guidance provided by the Company with respect to this non-GAAP measure.

REGIONS | 7

Non-Interest Expense

GENERATING Consistent Sustainable Long-term Performance



Non-Interest Expense
($ in millions)
$1,073
$1,068
$1,121
56.0%
56.6%
58.3%
2Q25
1Q26
2Q26
Non-interest expense
Efficiency ratio



Adj. Non-Interest Expense(1)
($ in millions)
$1,073
$1,068
$1,116
56.0%
56.6%
56.9%
2Q25
1Q26
2Q26
Adjusted non-interest expense (1)
Adjusted efficiency ratio (1)



Adj. Non-Interest Expense(1)
($ in millions)
2.8% CAGR
$3,387
$3,419
$3,434
$3,443
$3,541
$3,698
$3,886
$4,262
$135
$4,227
$22
$4,331
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Adjusted non-interest expense (1)
Include expenses associated with acquisitions (2)
Incremental operational losses

QoQ Highlights & Outlook

- NIE increased 5% on a reported basis and 4% on an adjusted[(1)] basis
- Salaries & benefits increased 6%, reflecting higher revenue-based incentives, a full quarter of merit, one additional day in the quarter, and elevated market value adjustments for supplemental employee benefit liabilities
- FDIC insurance assessments decreased 11%, driven by the unsecured debt adjustment (UDA) associated with the company's debt issuance during the quarter
- Maintaining disciplined expense management while continuing to invest across the franchise
- Continue to expect FY26 adjusted NIE (inclusive of investments) to be up 1.5 – 3.5% vs FY25; Anticipate generating FY adj. positive operating leverage[(3)]

(1) Non-GAAP; see appendix for reconciliation. (2) 2Q20 acquisition of Ascentium Capital and 4Q21 acquisitions of EnerBank, Sabal Capital Partners, and Clearsight Advisors. (3) See appendix for further information on the forward-looking guidance provided by the Company with respect to this non-GAAP measure.

REGIONS | 8

9 QoQ Highlights & Outlook • 2Q annualized NCOs decreased 12bps to 42bps, reflecting continued progress on resolutions within previously identified portfolios of interest reserved for in prior periods • Business services criticized and total NPLs declined during the quarter; NPL ratio declined 4bps to 67bps, while the business services criticized ratio declined 14bps to 5.01% of business loans • Provision of $68M; ACL declined $34M as continued progress resolving previously identified credits offset reserve builds related to high-quality loan growth; ACL ratio down 5bps to 1.63%, while coverage of NPLs remains solid at 241% • Continue to expect FY26 NCOs to be between 40 - 50bps Asset Quality Credit performance improving; metrics tracking favorably $1,743 $1,647 $1,613 1.80% 1.68% 1.63% 225% 238% 241% ACL ACL/Loans ACL/NPLs 2Q25 1Q26 2Q26 $113 $130 $102 0.47% 0.54% 0.42% NCOs NCOs Ratio 2Q25 1Q26 2Q26 $776 $692 $668 0.80% 0.71% 0.67% NPLs - excluding LHFS NPL/Loans 2Q25 1Q26 2Q26 (1) $ in Millions. Net Charge-Offs(1) Allowance for Credit Losses (ACL)(1) Non-Performing Loans (NPLs)(1)

Capital and Liquidity

Managing capital flexibility to support growth and shareholder returns

GENERATING
Consistent Sustainable
Long-term Performance

Tier 1 Capital Ratio[1]


11.9%
11.8%
11.8%
2Q25
1Q26
2Q26

Common Equity Tier 1 Ratio[1]


10.8%
10.7%
10.7%
2Q25
1Q26
2Q26

Total Liquidity Sources

Position ($B) as of	2Q25	1Q26	2Q26
Cash at the Federal Reserve[2]	$ 7.8	$ 7.6	$ 6.5
Unencumbered Investment Securities[3]	25.3	25.6	26.3
Federal Home Loan Bank Availability	11.0	10.7	9.8
Discount Window Availability	20.6	24.0	25.9
Total	$ 64.7	$ 67.9	$ 68.5

QoQ Highlights & Outlook

- Declared 2Q common dividends of $226M and executed $59M in share repurchases; Board approved a dividend of $0.30 per share, a 13% increase over the prior quarter; SCB remains floored at 2.5%
- Dividend payout target of 40-50% of earnings
- 2Q CET1 (inclusive of AOCI) was 9.5%[1][6]; In near-term, expect to continue managing around the mid-point of our 9.25 – 9.75% operating range[4]
- Common book value per share of $20.48 and tangible common book value per share[4] of $13.78, increases of 6% and 7%, respectively YoY
- Total Liquidity Sources well above required levels as informed by internal liquidity stress testing
- Including capacity at the discount window, liquidity to uninsured deposits ratio is ~181%[5]

(1) Current quarter ratios are estimated. (2) Fed master account closing balance only. Does not include other small in transit / processing items included in Call Report or SEC reports. (3) Unencumbered Investment Securities comprise securities that are eligible as collateral for secured transactions through market channels or are eligible to be pledged to the Federal Home Loan Bank, the Federal Reserve Discount Window, or the Standing Repo Facility. (4) See appendix for further information on the forward-looking guidance provided by the Company with respect to this non-GAAP measure. (5) This ratio excludes intercompany and secured deposits. (6) Non-GAAP; see Appendix for reconciliation.

REGIONS | 10

CET1 Under Basel III Endgame (B3E)

GENERATING Consistent Sustainable Long-term Performance

B3E Update

- In March, the Federal Reserve released a notice of proposed rulemaking (NPR) to implement B3E which, as expected, would include AOCI in Regulatory Capital
- 2Q CET1 adjusted to include AOCI is estimated to be 9.5%[(1)(2)]
    - ***In the near term, expect to manage CET1 inclusive of AOCI around the mid-point of our 9.25 – 9.75% Operating Range[(3)]; Creates meaningful flexibility***
    - Continue to evaluate options to manage potential capital volatility introduced through the inclusion of AOCI via Held-to-Maturity, derivative hedging, asset selection
- The NPR also proposes adjustments to risk weights within the Standardized Approach (SA) framework applicable to Regions
    - Regions expects the proposed SA changes to ***reduce risk-weighted assets by approximately 10%*** which would ***increase*** capital levels shown below by approximately ***100 basis points*** once fully implemented


Common Equity Tier 1
10.9%
10.9%
10.7%
10.7%
9.6%
9.7%
9.4%
9.5%
Operating Range | 9.25% - 9.75%
3Q25
4Q25
1Q26
2Q26
Reported CET1 Ratio(1)
Adjusted CET1 Inclusive of AOCI (1)(2)
Operating Range

(1) Current quarter ratio is estimated. (2) Non-GAAP; see appendix for reconciliation. (3) See appendix for further information on the forward-looking guidance provided by the Company with respect to this non-GAAP measure

REGIONS | 11

2026 Expectations

GENERATING Consistent Sustainable Long-term Performance

FY 2026 Expectations	
Net Interest Income (vs. 2025 of $4,991)	up 2.5 – 4%[3]
Adjusted Non-Interest Income (vs. adjusted 2025 total of $2,585)[1]	up 3 – 5%[2] (Expect to be toward lower end)
Adjusted Non-Interest Expense (vs. adjusted 2025 total of $4,331)[1]	up 1.5 – 3.5%[2] (Inclusive of investments)
Average Loans (vs. 2025 of $96,124)	up low single digits
Average Deposits (vs. 2025 of $129,146)	up low single digits
Net Charge-Offs / Average Loans	40 – 50 bps
Effective Tax Rate	20.5 – 21.5%

Expectations for 3Q26 & FY26

- 3Q26 NII to increase ~2% vs 2Q26[3]
- 3Q26 NIM expected to be stable to modestly higher vs 2Q26, exiting the year at approximately 3.70%[3]
- Expect Capital Markets quarterly revenue in the $90 – $105M range, trending toward the lower end in 3Q26, with momentum building thereafter
- Expect to generate FY adj. positive operating leverage in 2026[2]
- In the near term, expect to manage CET1 (inclusive of AOCI), around the mid-point of our 9.25 – 9.75% operating range[2]

(1) Non-GAAP, see appendix for reconciliation of historical amounts. (2) See appendix for further information on the forward-looking guidance provided by the Company with respect to this non-GAAP measure.
(3) Current expectations assume a mostly stable yield curve: range bound long-term rates (10-year 4-4.75%); "Neutral" position to short-term market rate movements reduces the importance of near-term FOMC decisions on NII performance.

REGIONS | 12

Appendix

Growth in Digital

GENERATING **Consistent Sustainable Long-term Performance**

Digital Usage

Mobile Banking Active Users *(Millions)*[1]



+6%
2.59
2.71
2.73
2Q24
2Q25
2Q26

Mobile Banking Log-Ins *(Millions)*



+19%
183
194
211
2Q24
2Q25
2Q26

Customer Transactions[2][3]



Non-Digital
Digital
25%
75%
22%
78%
20%
80%
2Q24
2Q25
2Q26

Transactions

Consumer Checking Account Acquisitions by Channel[4]



Digital
Branch
Contact Center
1%
80%
19%
2%
73%
25%
1%
71%
28%
2Q24
2Q25
2Q26

Zelle Transactions *(Millions)*



+44%
4.74
5.22
6.81
2Q24
2Q25
2Q26

Deposit Transactions by Channel



Mobile
ATM
Branch
45%
32%
23%
44%
32%
24%
42%
33%
25%
2Q24
2Q25
2Q26

Customer Satisfaction

Mobile App



Search
Regions Mobile
Get
Ratings & Reviews
4.9
out of 5
Tap to Rate

Average 4.9 out of 5 rating from iOS app store users

New Native Mobile App launched. Customer feedback is strong, and usage of key functionality like Zelle and chat at all time highs, with customer chat volume up 70% YoY

Online Banking[5]

#1 in Customer Satisfaction for Regional Bank Websites for six of the last seven years and #2 in Customer Satisfaction with Mobile Banking Apps among Regional Banks



JDPOWER
REGIONS BANK

(1) Total number of unique customers who have successfully authenticated and logged into the mobile app at least once within the last 90 days. (2) Digital transactions represent online and mobile only; Non-digital transactions represent branches, contact centers and ATMs. (3) Transactions represent Consumer customer deposits, transfers, mobile deposits, fee refunds, withdrawals, payments, official checks, bill payments, and Western Union. Excludes ACH and Debit Card purchases/refunds. (4) Additional security controls in digital channels placed in 4Q23. Active efforts to drive quality digital acquisitions are in-progress resulting in performance improvement in 2025 vs 2024. (5)JD Power 2020-2022, and 2024-2026 (tied in 2026) U.S. Banking Online Satisfaction Studies; among banks with $60B to $199B in deposits and 200+ branches, which measures customer satisfaction with financial institutions' website experience for banking account management. Visit jdpower.com/awards for more details

REGIONS | 14

Investments in Our Businesses

Investments in talent, technology and strategic acquisitions continue to pay off

GENERATING **Consistent Sustainable Long-term Performance**

Corporate

- Grew average loan balances **6%** YoY in 2Q26, with commitments **up 7%** YoY, reflecting momentum in our local, expertise-driven relationship model
- Successfully implemented a **new commercial lending platform**, enabling real-time processing, operational efficiencies, and mobile-enabled tools that streamline loan origination and servicing activities
- Expanded capital markets, municipal finance, and investment banking capabilities through the **acquisition of Frazer Lanier,** enhancing offerings for public, corporate, and institutional clients
- Delivered **37%** growth in new commercial logos year-to-date
- TM customer penetration of **66.2%,** up **40bps** YoY; YoY growth in TM relationship of **7%**
- Strong client relationships supporting liquidity growth, with **total client liquidity flat QoQ and up 6%** vs Jun '25
- Ongoing investment in experienced, revenue-producing talent to support growth, with **65 client-facing roles hired** since beginning of 2025

Consumer

- Maintained competitive deposit rates **driving balance growth of 1% YoY** while preserving our **industry leading deposit costs of 82bps YTD**
- **Small Business performance** continues to grow; Net checking increased 83 bps YTD; Lending production up 47% YoY; new merchant partnership 4% increase in referrals YoY
- **Home equity production up 9% YoY** with improved utilization; investments in **home equity capabilities** have improved pull through by 500 bps
- **Mass Affluent households have increased 8%** YoY while increasing mass affluent market share
- **16% increase in Mortgage production** driven by improved market conditions and incremental campaigns to support launch of ARC tool
- **AI branch coaching tool** in pilot with over 2,500 practice simulations
- JD Power[(2)] ranked **Regions Bank #1 in customer satisfaction among regional bank online experiences** 6 of the last 7 years

Wealth

- **Record Quarter NIR,** up 13% YoY, from **continued strength** in Investment Management & Trust Fees, **up 8% YoY,** and Investment Services Fee Income, **up 23% YoY**
- 2Q26 average Loan balances **up 8%** YoY
- 2Q26 average Deposits balances **up 4%** YoY
- Over the last 3 years, new advisors have driven **~$6B in client assets growth**
- Private Wealth Management **earned two top industry awards** for Best Trust Services by a Private Bank and Best Wealth Planning Execution
- Launched the **Regions Charitable Fund**, a Donor-Advised Funds solution aimed at **deepening PWM client relationships**
- Enhanced **client engagement** and **brand awareness** through targeted market campaigns, educational content, and expanded media presence, generating strong digital engagement
- **Accelerated technology** and **operational modernization initiatives** to improve advisor productivity, client experience, and risk management

(1) Represents Insights driven Projected Revenue Won/Closed as % of Opportunities Won/Closed since Sept 2024
(2) JD Power 2020-2022, and 2024-2026 (tied in 2026) U.S. Banking Online Satisfaction Studies; among banks with $60B to $199B in deposits and 200+ branches, which measures customer satisfaction with financial institutions' website experience for banking account management. Visit jdpower.com/awards for more details

REGIONS | 15

16 2026 2027 2028 2029 2030 2031 2032 $23.2B $23.2B $21.9B $18.7B $17.5B $11.7B $4.5B $4.2B $4.2B $4.3B $4.4B $4.9B $5.2B $3.5B $19.0B $19.0B $17.6B $14.3B $12.6B $6.5B $1.0B (Q ua rt er ly A vg ) Asset Hedge Notional 3.10% 3.21% 3.39% 3.57% 3.57% 3.59% 3.65% 3.59% 3.58% 3.58% 3.60% 3.64% 3.65% 3.73% (A nn ua l A vg ) 2Q26 3Q26 4Q26 1Q27 Receive-Fixed, Cash Flow Swaps - Loans $23.5B $23.3B $23.5B $23.4B Pay-Fixed, Fair Value Swaps - AFS Securities $4.2B $4.2B $4.2B $4.2B Net Asset Swap Position(1) $19.3B $19.1B $19.3B $19.2B Cash Flow Swap Receive Rate(3) 3.06% 3.13% 3.16% 3.20% AFS Fair Value Swap Pay Rate(3) 3.58% 3.58% 3.58% 3.58% $2.0B $2.0B $1.7B $1.0B $0.3B $0.3B $0.0BCash Flow Collars - Loans(2) $2.0B $2.0B $2.0B $2.0B Hedging Strategy Update Mostly "neutral" rate risk position protects margin & decreases capital volatility Receive-Fixed, Cash Flow Swaps - Loans Cash Flow Collars - Loans(2) Pay-Fixed, Fair Value Swaps - AFS Securities Net Asset Swap Position(1) (1) Net Asset Swap Position equals Receive-Fixed Cash Flow Swaps - Loans minus Pay-Fixed Fair Value Swaps - AFS Securities. (2) Legacy collars have weighted avg. floor of 1.86%, weighted avg. cap of 6.22%. Collars executed in 2026 have weighted avg. floor of 3.30%, weighted avg. cap of 4.75%. Collars use short interest rate caps to pay for long interest rate floors; weighted avg. floor of 2.34%, weighted avg. cap of 5.73%. (3) Floating rate leg of swaps vs overnight SOFR. 2Q26 Asset Hedging Activity Cash Flow Hedging Fair Value Hedging Focused on reducing NIM volatility Focused on reducing AOCI volatility Short-term rate protection in future periods • Added $1B in forward-starting (2029), 3Y receive-fixed swaps (3.6%) Medium and long-term rate sensitivity hedges (fixed asset turnover) • Added $1.25B in forward-starting (Sep-26), 5Y receive-fixed swaps (3.5%) • Terminated $1.5B in fixed asset turnover swaps hedging 1Q26 Securities fair value hedges (with offsetting NIM sensitivity transaction) • Added $0.9B in forward-starting (2030), 4Y avg receive-fixed swaps (3.8%) with avg maturity in 2034 to offset interest rate risk associated with fair value AOCI hedges • Added $0.9B in forward-starting (2030), 4Y avg pay-fixed swaps (3.8%) with avg maturity in 2034 Tactical increase in near-term protection given fewer/no Fed Funds cuts priced for 2026 • Added $0.3B in spot-starting receive-fixed swaps (3.6%) maturing Dec-26 • Terminated $0.3B in active pay-fixed swaps maturing Apr-28 as o f 6 /3 0/ 20 26 Short-term rate protection in future periods • Added $1.5B in forward-starting, receive-fixed swaps (3.7%), with a weighted average start date in 2028 and a weighted average maturity date in 2031 • Added $1B in forward-starting collars (3.30% floor and 4.75% cap), with a weighted average start date in 2028 and weighted average maturity in 2030 2Q26 Cash Flow Hedging Focused on Reducing NIM Volatility Medium and long-term rate sensitivity hedges (fixed asset turnover) • Added $0.25B in forward-starting (November 2026), 5Y receive-fixed swaps (3.8%) • Terminated $1.5B of 2Q26 fixed rate loan production hedges

17 • Reinvestment of paydowns/maturities accretive to portfolio yield by ~1.65% (excluding repositioning activity) • Sold ~$900M short-duration Agency/Govt bullet-like securities at a $40M pre- tax loss, reinvesting into longer-duration Agency CMBS and MBS at 2.5% higher yields (Previously disclosed with Q1 2026 Earnings) ◦ Represents normal duration management, adding downside rate protection • Portfolio constructed to protect against changes in market rates ◦ Duration of ~3.9 years (AFS ~3.5 years) as of 6/30/2026; provides offset to long- duration deposit book ◦ 28% of securities in the portfolio are bullet-like (CMBS, corporate bonds, agency bullets, and USTs) ◦ MBS mix concentrated in less sensitive prepayment collateral types: lower loan balances, seasoning, and state-specific geographic concentrations • 98% US Government or Agency guaranteed ◦ ~$400M high quality, investment grade corporate bond portfolio is short-dated (<3.0 year duration) and well diversified across sectors and issuers ◦ The Agency CMBS portfolio is guaranteed by government agencies and is collateralized by mortgage loans on multifamily properties • 84% classified as Available-for-Sale; 16% Held-to-Maturity Agency/UST 8% Agency MBS 70% Agency CMBS 21% Corporate Bonds 1% Securities Portfolio Provides downside rate protection/liquidity Securities Portfolio Composition(1) $32.7B Securities AOCI Burn Down and Impact to CET1(2) AO CI L os s ( $M ) Cum ulative CET1 Im pact 581 530 427 325 609 567 483 398 $1,190 $1,097 $910 $723 —% 0.07% 0.22% 0.37% AFS HTM CET1 Impact 6/30/2026 YE 2026 YE 2027 YE 2028 $— $250 $500 $750 $1,000 $1,250 $1,5002Q26 Activity AFS, 84% HTM, 16% (1) Includes AFS securities, the $779M unrealized AFS loss, and HTM securities as of 6/30/2026. (2) Estimated Tax-Adjusted AOCI, current portfolio, market forward interest rates, and Risk Weighted Assets as of 6/30/2026 $32.7B

Capital Strength

Robust capital balances and strong organic capital generation position Regions well for full range of potential economic conditions

GENERATING
Consistent Sustainable Long-term Performance

Capital Resiliency

2026 CCAR Capital Degradation[1]


(1.1)%
(0.6)%
Peer Median
RF

Earnings Stability

- Organic capital generation provides a strong defense against potential losses
- PPNR as a % of average assets ranked highest among peers[3]
- Hedge program intended to protect NIM against falling interest rates has been highly effective

Post-Stress Capital[2]


10.6%
2.0%
8.6%
Peer 1
10.8%
1.6%
9.2%
Peer 2
10.4%
1.1%
9.3%
Peer 3
10.8%
1.1%
9.7%
Peer 4
10.8%
1.1%
9.7%
Peer 5
10.8%
1.0%
9.8%
Peer 6
11.8%
1.9%
9.9%
Peer 7
10.9%
0.6%
10.3%
RF
10.6%
0.3%
10.3%
Peer 8
Post-Stress CET1
CCAR 2026 Degradation

Pre-Tax Pre-Provision Income Coverage of Stressed Losses[3]


67.4%
Peer 1
72.0%
Peer 7
79.6%
Peer 2
81.4%
Peer 5
83.7%
Peer 4
87.6%
Peer 3
98.4%
Peer 6
101.5%
RF
109.4%
Peer 8

(1) CET1 degradation results from the Federal Reserve's modeled results for the Severely Adverse Scenario in 2026 Stress Test. (2) Post-Stress Capital calculated using 4Q25 reported CET1 and the Federal Reserve's modeled capital degradation in 2026 Stress Test. (3) PPI Coverage of Stressed Losses is calculated as the Federal Reserve's modeled 9-quarter PPI divided by 9-quarter Provision Expense in the 2026 Stress Test. Peers include CCAR participants: TFC, CFG, FITB, HBAN, KEY, MTB, USB, and PNC . Source: 2026 Federal Reserve Stress Test Results - June 2026

REGIONS | 18

Continuous Improvement in Risk Management

Our commitment to strengthening credit risk disciplines and intentional portfolio shaping over the past decade-plus leaves us well positioned for sound, profitable growth

GENERATING
Consistent Sustainable Long-term Performance

Strong Origination Disciplines Aligned with Comprehensive Risk Framework

- ☑ Enhanced risk framework through expanded controls, policies and procedures
- ☑ Invested in data, analytics and market benchmarks to provide early-warning indicators and dynamic industry outlooks
- ☑ Centralized credit products underwriting, servicing, and exposure management within specialized lending units and enhanced approval structure for higher-risk portfolios
- ☑ Advanced risk rating methodologies and stress testing capabilities
- ☑ Modified incentive plans and pricing frameworks to better promote risk-reward alignment

Active Portfolio Management and Non-Core Business Exits

- ☑ Derisked Commercial Real Estate Portfolio diversifying into less cyclical sectors
- ☑ Focused growth in higher quality relationships and segments including investment grade utilities, REITs, asset securitizations, and subscription lines, as well as Consumer Home Improvement Financing
- ☑ Actively reduced percent of portfolio comprised of leveraged loans and other higher risk segments
- ☑ Exited, reduced, or realigned portfolios (Oil Field Services, SoFi, GreenSky, Indirect Auto lending)
- ☑ Exited non-core businesses including Regions Insurance and Morgan Keegan
- ☑ Enhanced interest rate risk management through proactive hedging strategies

Case Studies in Regions' Portfolio De-Risking



Construction and Land
2010
2020
2025
22%
16%
13%
% of Real Estate Loans
Investment Grade Equivalents
2010
2020
2025
20%
29%
39%
% of Business Loans
Oilfield Services
2010
2020
2025
36%
17%
16%
% of Energy Loans

REGIONS | 19

20 0.67% —% 0.50% 1.00% 1.50% 2.00% 2.50% 0.42% —% 0.50% 1.00% 1.50% 2.00% Historical Credit Profile Non-Performing Loans Total Net Charge-Offs 1Q20 2Q264Q221Q20 4Q22 2Q26 Average Pre-Pandemic 0.46% Average Pandemic 0.35% Average Pre-Pandemic 1.07% Average Pandemic 0.64% 1Q13 1Q13 Details regarding portfolio changes and continuous improvements in risk management over time are provided on slide 20.

21 0.56% —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 0.35% —% 0.50% 1.00% Consumer Net Charge-Offs(2) Commercial Net Charge-Offs(1) 1Q20 2Q26 4Q22 1Q20 4Q22 2Q26 (1) Includes C&I, CRE - OO and IRE. (2) The spike in Consumer net charge-offs in late 2013 was associated with the move of ~$700M primarily accruing troubled debt restructured residential first mortgage loans to held for sale resulting in ~$150M of charge-offs. The spikes in 3Q22 and 4Q23 were associated with the fair value marks taken on the sales of ~$1.2B and ~$300M consumer unsecured loan portfolios resulting in $63M and $35M of incremental charge-offs, respectively. Average Pre-Pandemic 0.27% Average Pandemic 0.25% Average Pre-Pandemic 0.78% Average Pandemic 0.53% 1Q13 1Q13 Historical Credit Profile

Commercial Real Estate

(Outstanding balances as of June 30, 2026)

GENERATING **Consistent Sustainable Long-term Performance**

Highly Diversified Portfolio

(IRE including Unsecured CRE)



Residential Land
0.5%
Res. Homebuilders
7.4%
Other
4.1%
Hotel
4.6%
Healthcare
8.2%
Retail
7.6%
Business Office
5.1%
Self Storage
1.8%
Data Center
4.0%
Diversified
7.9%
Industrial
13.3%
Medical Office Building
3.5%
Commercial Land
0.3%
Apartments
31.7%
$16.9B

Key Portfolio Metrics

- Unsecured loans for RE purposes generally have low leverage, with strong access to liquidity
  - 59% of REIT outstanding balances are investment grade, which provides loss insulation to the overall portfolio
  - Balance of remaining unsecured is primarily to institutional RE Funds backed by predominantly IG sponsors
- Total IRE (incl unsec. CRE) to Risk Based Capital[2]: 108% and Construction, Land, and Acq. & Dev. to Risk Based Capital: 16% are well below supervisory limits (300%/100%)

Yearly Loan Maturities



$3,000
$2,000
$1,000
$—
1%
16%
34%
26%
13%
6%
4%
Matured
2026
2027
2028
2029
2030
>5years
Multi-Family
Office
Other Real Estate
Total Real Estate

REITs within Total:



Data Center
13%
Diversified
7%
Apartments
7%
Hotel
12%
Industrial
25%
Other
5%
Healthcare
7%
Self Storage
6%
Retail
18%
$5.2B

	$ in billions	% of Total Loans
Unsecured CRE *(incl. REITs)*	$ 6.9	7.0 %
IRE	10.0	10.0 %
Total[1]	**$ 16.9**	**17.0 %**

(1) Excludes $5.4B of Owner-occupied CRE whose source of repayment are individual businesses, and whose credit performance resembles Commercial during periods of stress. (2) Based off 03/31/2026 Risk Based Capital estimate. Supervisory limits in the December 2006 joint regulatory issuance "Guidance on Concentrations in Commercial Real Estate Lending, Sound Risk Management Practices".

REGIONS | 22

CRE- Office Portfolio

(Outstanding balances as of June 30, 2026)

GENERATING
Consistent Sustainable
Long-term Performance

Key Portfolio Metrics[1]	
Balances	$858
% of Total Loans	0.9%
NPL	$121
NPL / Loans	14.1%
Charge-offs	$1
Charge-offs / Loans	0.1%
ACL	$35
ACL / Loans	4.1%

Investor Real Estate Office Portfolio Overview


15%
85%
Class A
Class B


55%
45%
Multi-Tenant
Single Tenant


21%
79%
Suburban
Urban

ACL Rates		
Single Tenant	Multi Tenant	Miscellaneous[4]
2.4%	7.8%	2.9%

Ongoing Portfolio Surveillance

- Business Offices secured = 99% / unsecured = 1%
- IRE WA LTV 64% (based on appraisal at origination or most recent received); Stressed IRE WA LTV 85% using GreenStreet[2]
- 62% of secured outstanding IRE balances are located in the South of which 87% is Class A
- Investment Grade tenants make up 77% of Single Tenant IRE balances
- $512M or approximately 60% of total Office balances will mature in the next 12 months[3]

(1) $ in Millions. Amounts include IRE and CRE Unsecured loans but exclude Held For Sale loans. Metrics represent 6/30/2026 results except for charge-offs, which reflects results for the 6 months ended June 30, 2026, annualized, based on average balances. NPL & ACL percentages are based on Portfolio totals. (2) Stressed LTV based on GreenStreet's Commercial Property Price Index as of July 7, 2026; applied the "Recent Peak" discount to properties where the latest appraisal is >1 year (34% discount); applied the "Past 12 Months" discount to properties where an appraisal occurred within the last year (0% discount). (3) Includes matured balances. (4) Comprised of REITs and business banking borrowers.

REGIONS | 23

24 Transportation - Trucking (Outstanding balances as of June 30, 2026) (1) $ in Millions. Metrics represent 6/30/2026 results except for charge-offs, which reflects results for the 6 months ended June 30, 2026, annualized, based on average balances. NPL & ACL percentages are based on Portfolio totals. Metrics are inclusive of the Ascentium portfolio. Key Portfolio Metrics(1) Balances $1,076 % of Total Loans 1.1% NPL $45 NPL / Loans 4.1% Charge-offs $29 Charge-offs / Loans 5.2% ACL $83 ACL / Loans 7.8% • The current Trucking market is being driven by carrier exits, driver shortages, regulatory pressures, and reduced equipment investment, which is resulting in higher spot rates and improving carrier profitability • Trucking capacity has meaningfully exited the market due to prolonged low rates and regulatory pressures, shifting pricing power back to carriers • While the freight cycle has improved and spot-market fundamentals are strong, the industry remains vulnerable to economic turmoil and slowdowns • New originations in the sector continue to be curtailed and those that are being considered are typically secured or targeted towards larger companies • Trucking balances have declined 25% year-over-year, and asset quality has continued to improve Ongoing Portfolio Surveillance

25 Consumer Lending Portfolio • Avg. origination FICO 757 • Current LTV 53% • 99% owner occupied • 2Q26 QTD NCO —% • Avg. origination FICO 762 • Current LTV 39% • 56% of portfolio is 1st lien • Avg. loan size $36,067 • $114M to convert to amortizing or balloon during 2026 • 2Q26 QTD NCO (0.04%) • Avg. origination FICO 781 • Avg. new loan $10,689 • 2Q26 Yield 7.89% • 2Q26 QTD NCO 1.34% • • Avg. origination FICO 772 • Avg. new line $9,441 • 2Q26 Yield 13.69% • 2Q26 QTD NCO 4.28% 5% 6% 5% 5% 10% 6% 7% 14% 9% 81% 68% 78% 2% 2% 2% Cons R/E secured Cons non-R/E secured Total consumer Not Available Above 720 620-680 Below 620 681-720 Consumer FICO Scores(1) (1) Refreshed FICO scores as of 06/30/2026. Consumer R/E secured balances comprise 78% of the Consumer portfolio while Consumer non-R/E balances comprise 22% of the Consumer portfolio. (2) Regions' Home Improvement Financing was formerly known as EnerBank. Residential Mortgage Consumer Credit Card Home Equity Home Improvement Financing(2)

NDFI & Private Credit - Stable Composition and Solid Credit Quality

Diversified, investment-grade portfolios aligned with Regions' core markets and industries

GENERATING Consistent Sustainable Long-term Performance



Consumer Credit & Mortgage Intermediaries (6%)
Private Equity Subscription Lines (13%)
Specialty Finance Companies (24%)
Business Credit Intermediaries (38%)
Asset Secured, Recourse Business Credit
$756
$1,603
$3,051
$1,678
$5,397
6/30/2026(1)
$12.5B
12.6% of Total Loans
~70% Investment Grade
Loans to Private Credit(2) (14%)

Loans to Private Credit[2] (14%)

- Structural protections in place, such as advance rate and borrowing base analysis, covenants, and frequent reporting requirements
- ~75% Investment Grade

Other (43%)

- Unsecured Equity REITs
- Insurance Companies
- Equipment Leasing
- Supply Chain Finance

(1) Non-Depository Financial Institutions (NDFI) $ in Millions is an estimate and based on Call Report Schedule RC-C definition. (2) Defined as Regions' Indirect Leverage Lending, Non-Recourse ABL/Factoring, and Asset-Backed Finance to Funds or Business Development Companies managed by Large Asset Managers.

REGIONS | 26

27 QoQ Highlights • 2Q allowance decreased $34M compared to the prior quarter, resulting in a $68M provision expense. The decrease in the ACL and an increase in loan balances resulted in a reduction in the ACL % from 1.68% to 1.63% • The change in ACL resulted from: ◦ Portfolio net increase driven primarily by high quality loan growth and generally stable credit quality. Some increase due to enhanced models offset by reduction in qualitative. ◦ Economic/Qualitative net decrease driven primarily by offset for enhanced models and overall less uncertainty compared to prior quarter ◦ Decreases in Specific Reserve borrowers driven by charge-offs $1,647 $18 $(12) $(40) $1,613 Allowance for Credit Losses 06/30/2026 ($ in millions) 03/31/2026 Economic/ Qualitative Changes Specific Reserve Changes Portfolio Changes

28 Pre-R&S period 2Q2026 3Q2026 4Q2026 1Q2027 2Q2027 3Q2027 4Q2027 1Q2028 2Q2028 Real GDP, annualized % change 1.9% 1.8% 2.4% 2.7% 2.7% 2.6% 2.3% 2.3% 2.2 % Unemployment rate 4.3% 4.3% 4.3% 4.3% 4.2% 4.2% 4.1% 4.0% 4.0 % HPI, year-over-year % change 0.0% (0.4) % (0.5) % 0.0% 0.7% 1.4% 1.8% 2.0% 2.1 % CPI, year-over-year % change 3.9% 3.7% 3.7% 3.4% 2.3% 2.3% 2.2% 2.2% 2.3 % Base R&S Economic Outlook (As of June 2026) • A single, base economic forecast represents Regions’ internal outlook for the economy as of 2Q26 over the reasonable & supportable forecast period • Management considered alternative internal and external forecasts to establish appropriate qualitative adjustments • Final qualitative adjustments included consideration of the allowance's sensitivity to economic uncertainties that reflected a 15-20% increase in the unemployment rate

29 As of 6/30/2026 Day 1 Ratios (in millions) Loan Balance ACL ACL/Loans Actual Proforma C&I $49,072 $562 1.15 % CRE-OO mortgage 5,127 109 2.12 % CRE-OO construction 267 7 2.54 % Total commercial $54,466 $678 1.24% 1.33% 1.32 % IRE mortgage 7,896 96 1.22 % IRE construction 2,073 29 1.39 % Total IRE $9,969 $125 1.25% 1.06% 1.06 % Residential first mortgage 19,498 120 0.61 % Home equity lines 3,241 109 3.37 % Home equity loans 2,263 30 1.31 % Consumer credit card 1,498 122 8.19 % Other consumer 821 49 5.92 % Total consumer $27,321 $430 1.57% 1.73% 1.45 % Sold/Acquired Portfolios(1) $7,444 $380 5.11% 5.92% 5.11 % Total $99,200 $1,613 1.63% 1.71% 1.62 % Allowance Allocation Regions "Day 1" CECL ACL ratio on 1/1/2020 was 1.71%. The company has executed a number of de-risking strategies that have improved the overall loan portfolio. Taking the 2Q26 loan portfolio and applying the "Day 1" ACL rates would produce a proforma Day 1 ACL ratio of 1.62%. (1) Sold portfolios since Day 1 CECL include SoFi, GreenSky and Auto. Acquired portfolios include Ascentium and EnerBank.

30 Management uses pre-tax pre-provision income (non-GAAP), adjusted pre-tax pre-provision income (non-GAAP), the adjusted efficiency ratio (non-GAAP), the adjusted fee income ratio (non-GAAP), return on average tangible common shareholders' equity (non-GAAP), adjusted return on average tangible common shareholders' equity (non-GAAP), common equity Tier 1 ratio (inclusive of AOCI) (non-GAAP), as well as adjusted net income available to common shareholders (non-GAAP) and adjusted diluted EPS (non-GAAP) to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the adjusted efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the adjusted fee income ratio. Adjusted non-interest income (non-GAAP) and adjusted non-interest expense (non-GAAP) are used to determine adjusted pre-tax pre-provision income (non-GAAP). Net interest income (GAAP) on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the adjusted fee income and adjusted efficiency ratios. Net income available to common shareholders (GAAP) is presented excluding certain adjustments, net of tax, to arrive at adjusted net income available to common shareholders (non-GAAP), which is the numerator for adjusted diluted EPS (non-GAAP). Return on average tangible common shareholders' equity (non-GAAP) is calculated by dividing net income available to common shareholders (GAAP) by the average tangible common shareholders’ equity (non-GAAP). Net income available to common shareholders (GAAP) is presented excluding certain adjustments, net of tax, to arrive at adjusted net income available to common shareholders (non-GAAP), which is the numerator for adjusted return on average tangible common shareholders’ equity. Adjusted return on average tangible common shareholders' equity is calculated by dividing the adjusted net income available to common shareholders (non-GAAP) by the average tangible common shareholders’ equity (non-GAAP). Common equity Tier 1 ratio (inclusive of AOCI) (non-GAAP) is calculated by dividing the adjusted common equity tier 1 (non-GAAP), which is arrived at by excluding the AOCI loss on securities and AOCI loss on defined benefit pension plans and other post employment benefits from common equity Tier 1, by the company’s total risk-weighted assets (GAAP). Regions believes that the exclusion of these adjustments provides a meaningful basis for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the company and predicting future performance. These non- GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the company on the same basis as that applied by management. Tangible common book value per share is calculated by dividing tangible common shareholders' equity (non-GAAP) by tangible assets (non-GAAP). The numerator for tangible book value per share (non-GAAP), tangible common shareholders' equity (non-GAAP), is calculated by excluding intangible assets and the deferred tax liability related to intangible assets from common shareholders' equity (GAAP). The denominator for tangible book value per share (non-GAAP), tangible assets (non-GAAP), is calculated by excluding intangible assets and the deferred tax liability related to intangible assets from total assets (non-GAAP). Tangible common shareholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common shareholders’ equity measure. Because tangible common shareholders’ equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations it is currently considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common shareholders’ equity to tangible assets, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes selected items does not represent the amount that effectively accrues directly to stockholders. Additionally, our non-GAAP financial measures may not be comparable to similar non-GAAP financial measures used by other companies and there is no certainty that we will not incur expenses in the future that are similar to those excluded in the calculations of non- GAAP financial measures presented herein. Management and the Board of Directors utilize non-GAAP measures as follows: • Preparation of Regions' operating budgets • Monthly financial performance reporting • Monthly close-out reporting of consolidated results (management only) • Presentation to investors of company performance • Metrics for incentive compensation Note on Forward-Looking Guidance The Company has also provided forward-looking guidance with respect to certain of the non-GAAP measures, which excludes from the corresponding GAAP financial measures the effect of certain adjustments. The Company has not provided a reconciliation of such non-GAAP guidance to guidance presented on a GAAP basis because it cannot predict and quantify without unreasonable effort all of the adjustments that may occur during the period due to the difficulty of presenting the timing and amounts of various items within a reasonable range. Non-GAAP Information

31 As of and for Quarter Ended ($ amounts in millions, except per share data) 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 TANGIBLE COMMON RATIOS Shareholders’ equity (GAAP) A $ 18,840 $ 18,779 $ 19,043 $ 19,049 $ 18,666 Less: Preferred stock (GAAP) 1,369 1,369 1,369 1,369 1,369 Common shareholders' equity (GAAP) B 17,471 17,410 17,674 17,680 17,297 Less: Intangible assets (GAAP) 5,859 5,866 5,873 5,879 5,886 Deferred tax liability related to intangibles (GAAP) (143) (141) (138) (133) (130) Tangible common shareholders’ equity (non-GAAP) C $ 11,755 $ 11,685 $ 11,939 $ 11,934 $ 11,541 Total assets (GAAP) D $ 161,299 $ 160,741 $ 158,814 $ 159,940 $ 159,206 Less: Intangible assets (GAAP) 5,859 5,866 5,873 5,879 5,886 Deferred tax liability related to intangibles (GAAP) (143) (141) (138) (133) (130) Tangible assets (non-GAAP) E $ 155,583 $ 155,016 $ 153,079 $ 154,194 $ 153,450 Shares outstanding—end of quarter F 853 854 868 885 894 Total equity to total assets (GAAP) A/D 11.68% 11.68% 11.99% 11.91% 11.72 % Tangible common shareholders’ equity to tangible assets (non-GAAP) C/E 7.55% 7.54% 7.80% 7.74% 7.52 % Common book value per share (GAAP) B/F $ 20.48 $ 20.39 $ 20.36 $ 19.98 $ 19.35 Tangible common book value per share (non-GAAP) C/F $ 13.78 $ 13.69 $ 13.75 $ 13.49 $ 12.91 Non-GAAP Reconciliation Tangible Common Ratios

Non-GAAP Reconciliation

Net Income Available to Common Shareholders, Adjusted Diluted EPS, and Return Ratios

GENERATING Consistent Sustainable Long-term Performance

		Quarter Ended								
($ amounts in millions)		**6/30/2026**	3/31/2026	12/31/2025	9/30/2025	6/30/2025	2Q26 vs. 1Q26		2Q26 vs. 2Q25	
Net income available to common shareholders (GAAP)	**A**	**$ 549**	$ 539	$ 514	$ 548	$ 534	$ 10	1.9 %	$ 15	2.8 %
Adjustments:										
Securities (gains) losses, net		**40**	—	—	25	—	40	NM	40	NM
FDIC insurance special assessment		**—**	—	(14)	(3)	(1)	—	NM	1	100.0 %
Salaries and employee benefits—severance charges		**—**	—	—	—	1	—	NM	(1)	(100.0)%
Branch consolidation, property and equipment charges		**5**	—	—	(5)	—	5	NM	5	NM
Preferred stock redemption expense		**—**	—	—	—	4	—	NM	(4)	(100.0)%
Total adjustments		**45**	—	(14)	17	4	$ 45	NM	$ 41	NM
Tax impact of adjusted items		**(11)**	—	4	(4)	—	(11)	NM	(11)	NM
Adjusted net income available to common shareholders (non-GAAP)	**B**	**$ 583**	$ 539	$ 504	$ 561	$ 538	$ 44	8.2 %	$ 45	8.4 %
Weighted-average diluted shares	**C**	**857**	868	880	894	900				
Diluted EPS (GAAP)	**A/C**	**$ 0.64**	$ 0.62	$ 0.58	$ 0.61	$ 0.59	$ 0.02	3.2 %	$ 0.05	8.5 %
Adjusted diluted EPS (non-GAAP)	**B/C**	**0.68**	0.62	0.57	0.63	0.60	$ 0.06	9.7 %	$ 0.08	13.3 %
Average shareholders' equity (GAAP)		**18,676**	19,077	18,986	18,688	18,350	(401)	(2.1)%	326	1.8 %
Less: Average preferred stock (GAAP)		**1,369**	1,369	1,369	1,369	1,513	—	— %	(144)	(9.5)%
Average common shareholders' equity (GAAP)	**D**	**17,307**	17,708	17,617	17,319	16,837	(401)	(2.3)%	470	2.8 %
Less:										
Average intangible assets (GAAP)		**5,863**	5,869	5,876	5,883	5,891	(6)	(0.1)%	(28)	(0.5)%
Average deferred tax liability related to intangibles (GAAP)		**(141)**	(138)	(135)	(131)	(127)	(3)	(2.2)%	(14)	(11.0)%
Average tangible common shareholders' equity (non-GAAP)	**E**	**$ 11,585**	$ 11,977	$ 11,876	$ 11,567	$ 11,073	(392)	(3.3)%	512	4.6 %
Return on average common shareholders' equity (GAAP)	**A/D**	**12.73 %**	12.35 %	11.58 %	12.56 %	12.72 %				
Return on average tangible common shareholders' equity (non-GAAP)	**A/E**	**19.01 %**	18.26 %	17.17 %	18.81 %	19.34 %				
Adjusted return on average tangible common shareholders' equity (non-GAAP)	**B/E**	**20.18 %**	18.26 %	16.84 %	19.24 %	19.48 %				

NM - Not Meaningful

REGIONS | 32

33 Non-GAAP Reconciliation Pre-Tax Pre-Provision Income (PPI) Quarter Ended ($ amounts in millions) 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 2Q26 vs. 1Q26 2Q26 vs. 2Q25 Net income available to common shareholders (GAAP) $ 549 $ 539 $ 514 $ 548 $ 534 $ 10 1.9% $ 15 2.8 % Preferred dividends and other (GAAP) 21 20 20 21 29 1 5.0% (8) (27.6) % Income tax expense (GAAP) 148 155 174 139 143 (7) (4.5) % 5 3.5 % Income before income taxes (GAAP) 718 714 708 708 706 4 0.6% 12 1.7 % Provision for credit losses (GAAP) 68 91 115 105 126 (23) (25.3) % (58) (46.0) % Pre-tax pre-provision income (non-GAAP) 786 805 823 813 832 (19) (2.4) % (46) (5.5) % Other adjustments: Securities (gains) losses, net 40 — — 25 — 40 NM 40 NM FDIC insurance special assessment — — (14) (3) (1) — NM 1 100.0 % Salaries and employee benefits—severance charges — — — — 1 — NM (1) (100.0) % Branch consolidation, property and equipment charges 5 — — (5) — 5 NM 5 NM Total other adjustments 45 — (14) 17 — 45 NM 45 NM Adjusted pre-tax pre-provision income (non-GAAP) $ 831 $ 805 $ 809 $ 830 $ 832 $ 26 3.2% $ (1) (0.1) % NM - Not Meaningful

Non-GAAP Reconciliation

NII, Non-Interest Income/Expense, and Efficiency Ratio

GENERATING
Consistent Sustainable Long-term Performance

($ amounts in millions)		Quarter Ended								
		6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	2Q26 vs. 1Q26		2Q26 vs. 2Q25	
Non-interest expense (GAAP)	**A**	**$ 1,121**	$ 1,068	$ 1,098	$ 1,103	$ 1,073	$ 53	5.0 %	$ 48	4.5 %
Adjustments:										
FDIC insurance special assessment		**—**	—	14	3	1	—	NM	(1)	(100.0)%
Branch consolidation, property and equipment charges		**(5)**	—	—	5	—	(5)	NM	(5)	NM
Salary and employee benefits—severance charges		**—**	—	—	—	(1)	—	NM	1	100.0 %
Adjusted non-interest expense (non-GAAP)	**B**	**$ 1,116**	$ 1,068	$ 1,112	$ 1,111	$ 1,073	$ 48	4.5 %	$ 43	4.0 %
Net interest income (GAAP)	**C**	**$ 1,277**	$ 1,248	$ 1,281	$ 1,257	$ 1,259	$ 29	2.3 %	$ 18	1.4 %
Taxable-equivalent adjustment		**14**	13	13	12	12	1	7.7 %	2	16.7 %
Net interest income, taxable-equivalent basis	**D**	**$ 1,291**	$ 1,261	$ 1,294	$ 1,269	$ 1,271	$ 30	2.4 %	$ 20	1.6 %
Non-interest income (GAAP)	**E**	**630**	625	640	659	646	5	0.8 %	(16)	(2.5)%
Adjustments:										
Securities (gains) losses, net		**40**	—	—	25	—	40	NM	40	NM
Adjusted non-interest income (non-GAAP)	**F**	**$ 670**	$ 625	$ 640	$ 684	$ 646	45	7.2 %	$ 24	3.7 %
Total revenue	**C+E=G**	**$ 1,907**	$ 1,873	$ 1,921	$ 1,916	$ 1,905	$ 34	1.8 %	$ 2	0.1 %
Adjusted total revenue (non-GAAP)	**C+F=H**	**$ 1,947**	$ 1,873	$ 1,921	$ 1,941	$ 1,905	$ 74	4.0 %	$ 42	2.2 %
Total revenue, taxable-equivalent basis	**D+E=I**	**$ 1,921**	$ 1,886	$ 1,934	$ 1,928	$ 1,917	$ 35	1.9 %	$ 4	0.2 %
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	**D+F=J**	**$ 1,961**	$ 1,886	$ 1,934	$ 1,953	$ 1,917	$ 75	4.0 %	$ 44	2.3 %
Operating leverage ratio (GAAP)	**I-A**									(4.3)%
Adjusted operating leverage ratio (non-GAAP)	**J-B**									(1.7)%
Efficiency ratio (GAAP)	**A/I**	**58.3 %**	56.6 %	56.8 %	57.2 %	56.0 %				
Adjusted efficiency ratio (non-GAAP)	**B/J**	**56.9 %**	56.6 %	57.5 %	56.9 %	56.0 %				
Fee income ratio (GAAP)	**E/I**	**32.8 %**	33.1 %	33.1 %	34.2 %	33.7 %				
Adjusted fee income ratio (non-GAAP)	**F/J**	**34.2 %**	33.1 %	33.1 %	35.0 %	33.7 %				

NM - Not Meaningful

REGIONS | 34

35 Non-GAAP Reconciliation Non-Interest Expense Twelve Months Ended December 31 ($ amounts in millions) 2025 2024 2023 2022 2021 2020 2019 2018 2017 2016 Non-interest expense (GAAP) $ 4,313 $ 4,242 $ 4,416 $ 4,068 $ 3,747 $ 3,643 $ 3,489 $ 3,570 $ 3,491 $ 3,483 Adjustments: FDIC insurance special assessment 17 (16) (119) — — — — — — — Contribution to Regions Financial Corporation foundation — — — (3) (10) — (60) (40) — Professional, legal and regulatory expenses (2) (3) (1) (179) (15) (7) — — — (3) Branch consolidation, property and equipment charges 5 (3) (7) (3) (5) (31) (25) (11) (22) (58) Expenses associated with residential mortgage loan sale — — — — — — — (4) — — Early extinguishment of debt — — 4 — (20) (22) (16) — — (14) Salary and employee benefits—severance charges (2) (30) (31) — (6) (31) (5) (61) (10) (21) Acquisition expense — — — — — (1) — — — — Other miscellaneous expenses — 37 — — — — — — — — Adjusted non-interest expense (non-GAAP) $ 4,331 $ 4,227 $ 4,262 $ 3,886 $ 3,698 $ 3,541 $ 3,443 $ 3,434 $ 3,419 $ 3,387

36 Quarter Ended ($ amounts in millions) 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 CET1 RATIOS Common Equity Tier 1(1) A $ 13,692 $ 13,419 $ 13,490 $ 13,620 $ 13,533 Adjustments: AOCI gain (loss) on securities(2) (1,192) (1,172) (1,076) (1,241) (1,485) AOCI gain (loss) on defined benefit pension plans and other post employment benefits (384) (387) (391) (396) (401) Common Equity Tier 1 (inclusive of AOCI)(non-GAAP) B $ 12,116 $ 11,860 $ 12,023 $ 11,983 $ 11,647 Total risk-weighted assets(1) C $ 127,786 $ 125,682 $ 123,882 $ 125,386 $ 125,755 Common Equity Tier 1 ratio(1)(3) A/C 10.7% 10.7% 10.9% 10.9% 10.8 % Common Equity Tier 1 ratio (inclusive of AOCI)(non-GAAP)(1)(3) B/C 9.5% 9.4% 9.7% 9.6% 9.3 % Non-GAAP Reconciliation CET1- inclusive of AOCI(4) (1) Common equity Tier 1 as well as Total risk-weighted assets are estimated. (2) Represents AOCI on AFS and HTM securities (3) Amounts calculated based upon whole dollar values (4) Consistent with the proposed Basel III Endgame rules, AOCI for CF hedges remains excluded.

37 Forward-Looking Statements This presentation, the related earnings release, and the accompanying earnings call may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. In addition, the company, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. The words “future,” “anticipates,” “assumes,” “intends,” “plans,” “seeks,” “believes,” “predicts,” “potential,” “objectives,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “would,” “will,” “may,” “might,” “could,” “should,” “can,” and similar terms, expressions, and graphics often signify forward-looking statements. Forward-looking statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below: • Our businesses have been, and may continue to be, adversely affected by conditions in the financial markets and economic conditions generally. • Fluctuations in market interest rates, including the level and shape of the yield curve, may adversely affect our performance. • If we experience greater credit losses in our loan portfolios than anticipated, our earnings may be materially adversely affected. • Any future reductions in our credit ratings may increase our funding costs and place limitations on business activities. • Changes in the soundness of other financial institutions could adversely affect us. • We may suffer losses if the value of collateral declines in stressed market conditions. • Ineffective liquidity management could adversely affect our financial results and condition. • Loss of deposits or a change in deposit mix could increase our funding costs. • We rely on the mortgage secondary market to manage various risks. • We are at risk of a variety of systems failures or errors and cyber-attacks or other similar incidents that could adversely affect customer experience and our business and financial performance. • We are subject to complex and evolving laws, regulations, rules, standards and contractual obligations regarding privacy and cybersecurity, which could increase the cost of doing business, compliance risks and potential liability. • We will continually encounter technological change and must effectively anticipate, develop and implement new technology. • The development and use of AI presents risks and challenges that may adversely impact our business. • Industry competition, including competition from decentralized finance platforms, cryptocurrencies and blockchain technologies could disrupt our business model and adversely affect our revenues, market share or liquidity. • Our operations are concentrated primarily in the South, Midwest and Texas, and adverse changes in the economic conditions in this region can adversely affect our financial results and condition. • Weakness in the residential real estate markets could adversely affect our performance. • Weakness in the commercial real estate markets could adversely affect our performance. • Risks associated with home equity products where we are in a second lien position could adversely affect our performance. • Weakness in commodity businesses could adversely affect our performance. • An outbreak or escalation of hostilities between countries or within a country or region could have a material adverse effect on the U.S. economy and on our businesses. • We are subject to a variety of operational risks, including the risk of fraud or theft by internal or external parties, which may adversely affect our business and results of operations. • We rely on other companies to provide key components of our business infrastructure. • We depend on the accuracy and completeness of information about clients and counterparties. • We are exposed to risk of environmental liability when we take title to property. • We can be negatively affected if we fail to identify and address operational risks associated with the introduction of or changes to products, services and delivery platforms. • Enhanced regulatory and other standards for the oversight of vendors and other service providers can result in higher costs and other potential exposures. • We are, and may in the future be, subject to claims and litigation calling into question our right to use the intellectual property underlying certain technology in our business. Forward-Looking Statements

38 • Weather-related events, pandemics and other natural or man-made disasters could cause a disruption in our operations or lead to other consequences that could adversely impact our financial results and condition. These impacts could be intensified by climate change. Heightening focus on climate change may also carry transition risks that could negatively impact our results of operations and financial condition. • We are subject to sociopolitical risks that could adversely affect our business, reputation and the trading price of our common stock. • Damage to our reputation could significantly harm our businesses. • We are, and may in the future be, subject to litigation, investigations and governmental proceedings that may result in liabilities adversely affecting our financial condition, business or results of operations or in reputational harm. • We are subject to extensive governmental regulation, which could have an adverse impact on our operations and our business model. • We are subject to a variety of risks in connection with any sale of loans we may conduct. • We may be subject to more stringent capital and liquidity requirements. • Rulemaking changes and regulatory initiatives implemented by the CFPB may result in higher regulatory and compliance costs that may adversely affect our results of operations. • We are subject to numerous laws designed to protect consumers, including the CRA and fair lending laws, and a failure to comply with these laws could lead to a wide variety of penalties and other sanctions. • We may not be able to complete future acquisitions, may not be successful in realizing the benefits of any future acquisitions that are completed or may choose not to pursue acquisition opportunities we might find beneficial. • Increases in FDIC insurance assessments may adversely affect our earnings. • Unfavorable results from ongoing stress analyses may adversely affect our ability to retain customers or compete for new business opportunities. • We are a holding company and depend on our subsidiaries for dividends, distributions and other payments. • We may not pay dividends on shares of our capital stock. • Anti-takeover and banking laws and certain agreements and charter provisions may adversely affect share value. • Our amended and restated by-laws designate (i) the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our shareholders and (ii) the federal district courts of the United States as the sole and exclusive forum for any action asserting a cause of action arising under the Securities Act, which could limit our shareholders’ ability to obtain a favorable judicial forum for disputes with our company or our company’s directors, officers or other employees. • We face substantial legal and operational risks in our safeguarding and other processing of personal information. • Differences in regulation can affect our ability to compete effectively. • Our businesses may be adversely affected if we are unable to hire and retain qualified employees. • Our operations rely on our ability, and the ability of key external parties, to maintain appropriately staffed workforces, and on the competence, trustworthiness, health and safety of employees. • Our reported financial results depend on management’s selection of accounting methods and certain assumptions and estimates. • If the models that we use in our business perform poorly or provide inadequate information, our business or results of operations may be adversely affected. • Changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition. The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Cautionary Note Regarding Forward-Looking Statements and Risk Factor Summary” and “Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2025 and in Regions’ subsequent filings with the SEC. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law. Regions’ Investor Relations contact is Tom Speir at (205) 264-7040; Regions’ Media contact is Jeremy King at (205) 264-4551. Forward-Looking Statements (continued)